Exhibit 99.1

Black Ridge Acquisition Corp. and Allied Esports to Present at 31st Annual ROTH Conference and at Sidoti & Company Spring 2019 Investor Conference

MINNEAPOLIS and IRVINE, Calif (March 12, 2019) – Black Ridge Acquisition Corp. (NASDAQ: BRAC (Common Stock), BRACU, BRACW, BRACR) and Allied Esports International, Inc. (Allied Esports), a global esports entertainment company, today announced that executives Ken DeCubellis and Frank Ng will present at the 31st Annual ROTH Conference in Orange County, California, on Monday, March 18, at 5:30 p.m. EDT (2:30 p.m. PDT) and at the Sidoti & Company Spring 2019 Investor Conference in New York on Thursday, March 28, at 8 a.m. EDT.

DeCubellis and Ng will discuss BRAC’s previously announced agreement to acquire Allied Esports and WPT Enterprises, Inc., from Ourgame International Holdings Ltd. They also will talk about the growing esports industry and the company’s strategies for growth.

The presentations will be webcast live on the Investor Relations section of the BRAC’s website at https://ir.blackridgeacq.com/, and will be archived and available for 90 days following each event. Until the transaction closes, Black Ridge Acquisition Corp. remains a separate public company, and its common stock is listed on the NASDAQ Capital Market under the ticker symbol BRAC.

Investors attending the ROTH Conference will also have the chance to watch and participate in live video game experiences at the HyperX Esports Truck, North America’s first mobile esports touring arena, on Sunday and Monday, March 17-18. Owned and operated by Allied Esports, the state-of-the-art, 80-foot, 18-wheel, 35-ton semi-trailer unfolds with a push of a button to become a self-contained mobile arena featuring a competition stage with full production facilities, a caster studio, social media center and VIP lounge.

For additional information on the 31st Annual ROTH Conference, which will be held March 17-19, at The Ritz Carlton Laguna Niguel hotel in Dana Point, Calif., visit ROTH Conference.

For additional information on the Sidoti & Company Spring 2019 Investor Conference, visit Sidoti Conference.

About Allied Esports

Named to Fast Company’s World’s Most Innovative Companies list for 2019, Allied Esports is a premier esports entertainment company with a global network of dedicated esports properties and content production facilities. Its mission is to connect players, streamers and fans via integrated arenas and mobile esports trucks around the world that serve as both gaming battlegrounds and every day content generation hubs. Allied Esports is a subsidiary of Ourgame International (SEHK:899), owner of WPT Enterprises, Inc., the operator of The World Poker Tour®. Ourgame has entered into an agreement with Black Ridge Acquisition Corp. (NASDAQ: BRAC) to combine, and once all applicable shareholder and regulatory consents have been obtained, and the other conditions to closing have been satisfied, Allied Esports and the World Poker Tour to form Allied Esports Entertainment, Inc.

Through direct operation and affiliate relationships via the Allied Esports Property Network, the first esports venue affiliate program available to partners looking to open new esports facilities around the world, Allied Esports locations currently include 11 properties in the top three esports markets across the globe: North America’s HyperX Esports Arena Las Vegas, HyperX Esports Truck “Big Meta,” Esports Arena Orange County and Esports Arena Oakland; Europe’s HyperX Esports Truck “Big Betty” and HyperX Studio in Hamburg, Germany; and China’s Lianmeng Dianjing in Beijing, Lianmeng Dianjing SEG Arena in Shenzhen, Lianmeng Dianjing Tianjin Arena, Lianmeng Dianjing Gui’an Arena and Lianmeng Dianjing LGD Gaming Hangzhou Arena. The Allied Esports Property Network’s 12th property, developed by Fortress Esports, is expected to open in Melbourne, Australia in 2019. For more information about Allied Esports visit AlliedEsports.gg and follow @AlliedEsports.

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About Black Ridge Acquisition Corp.

Black Ridge Acquisition Corp. is a special purpose acquisition company sponsored by Black Ridge Oil & Gas, Inc. (OTCQB: ANFC) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. Black Ridge Acquisition Corp. completed its initial public offering in October 2017, raising $138 million in cash proceeds.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to the proposed transaction between Black Ridge Acquisition Corp. and Ourgame International Holdings Limited (the “Proposed Transaction”) and any other statements relating to future results, strategy and plans of Black Ridge and Ourgame (including certain projections and business trends, and statements which may be identiﬁed by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of Black Ridge or Ourgame, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For Ourgame, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, the result of future ﬁnancing efforts and its dependence on key personnel. For Black Ridge, factors include, but are not limited to, the successful combination of Black Ridge with Ourgame’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the Proposed Transaction. Additional information on these and other factors that may cause actual results and Black Ridge’s performance to differ materially is included in Black Ridge’s periodic reports ﬁled with the SEC, including but not limited to Black Ridge’s Form 10-K for the year ended December 31, 2017 and subsequent Forms 10-Q. Copies may be obtained by contacting Black Ridge or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Black Ridge undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Black Ridge and Ourgame, and their respective directors and executive ofﬁcers, may be deemed participants in the solicitation of proxies of Black Ridge stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of Black Ridge is set forth in Black Ridge’s Form 10-K for the year ended December 31, 2017. Information about the directors and executive ofﬁcers of Ourgame and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, is set forth in Black Ridge’s proxy statement. Investors may obtain additional information about the interests of such participants by reading such proxy statement on the SEC’s website at www.sec.gov.

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Media Contacts

Brian Fisher

Allied Esports

brian@esportsallied.com

Investor Contact

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

424-238-6249

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